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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2001
                               (October 1, 2001)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                 1-9020                                                            72-1440714
        (Commission File Number)                                                  (IRS Employer
                                                                               Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

PetroQuest Energy, Inc. has elected to change its transfer agent effective October 1, 2001. The new transfer agent for PetroQuest is:

       American Stock Transfer & Trust Company
       59 Maiden Lane
       New York, New York 10038

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 3, 2001                PETROQUEST ENERGY, INC.


                                     By: /s/ Daniel G. Fournerat
                                        ------------------------------------
                                     Daniel G. Fournerat
                                     Senior Vice President, General Counsel and
                                     Secretary